UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2013

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho 83815-9408
(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

X      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
X      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement

On March 3, 2013, Hecla Mining Company (the “Company” or “Hecla”) and our wholly owned subsidiary, 0963708 B.C. LTD. (the “B.C. LTD.”), entered into an Arrangement Agreement (the “Agreement”) with Aurizon Mines Ltd. (“Aurizon”).  The Agreement is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

The Agreement has been incorporated by reference herein to provide you with information regarding its terms. It is not intended to provide any other factual information about us. Such information can be found elsewhere in other public filings we have made with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

The Agreement contains representations and warranties the Company and Aurizon made. The assertions embodied in those representations and warranties are qualified by information in a confidential disclosure letter that the Company has exchanged in connection with signing the Agreement. While the Company does not believe that it contains information securities laws require us to publicly disclose other than information that has already been so disclosed, the disclosure letter does contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Agreement. Accordingly you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified in important part by the disclosure letter.  Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The information disclosed under Items 2.03 and 8.01 is incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Company has received a commitment letter with respect to financing the Aurizon transaction referenced in Item 1.01, the material terms of which are set forth in Exhibit 99.1, which is attached hereto and incorporated herein by reference.

In connection with the issuance of the commitment for the acquisition financing, Hecla has agreed in principle to amend Hecla’s existing credit agreement to provide that (1) Hecla will not borrow under that facility until the commitment letter has been terminated; (2) Hecla will keep $100 million of cash on hand until the commitment letter is terminated; (3) Hecla will begin to work immediately on granting the liens required by the commitment letter on the Hecla assets.

Item 3.02   Unregistered Sales of Equity Securities

In connection with the Agreement described in Item 1.01 above, the Company has agreed to issue to shareholders of Aurizon at the closing up to 57,000,000 shares of common stock of the Company pursuant to an exemption from registration under Section 3(a)(10) of the Securities Act of 1933.  The Company anticipates that the exemption will be available because the Agreement provides that the transaction contemplated by the Agreement will be implemented by way of a court approved plan of arrangement.  Exhibit 2.1 attached hereto is incorporated herein by reference.

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Item 8.01   Other Events

On March 4, 2013, the Company issued a news release with respect to the Agreement entered into with Aurizon.  A copy of the news release is attached hereto as Exhibit 99.2, and is incorporated herein by reference.  As announced in the release, the Company and Aurizon will hold a conference call to discuss the transaction at 9:00 a.m. (ET) on March 4, 2013.  A slide presentation that will be made in connection with the conference call is attached hereto as Exhibit 99.3 to this Form 8-K, and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(c)	Exhibits

2.1	Arrangement Agreement dated as of March 3, 2013, by and among Hecla Mining Company, its wholly owned subsidiary, 0963708 B.C. LTD., and Aurizon Mines Ltd.* **

99.1	Commitment Letter of The Bank of Nova Scotia dated March 1, 2013. **

99.2	News Release dated March 4, 2013. **

99.3	Slide presentation used in conference call on March 4, 2013. **

*           The Disclosure Letter referenced in the Arrangement Agreement is omitted, but Hecla agrees to furnish supplementally a copy of the Disclosure Letter to the Securities and Exchange Commission upon request.

**           Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko
Vice President and General Counsel

Dated:  March 4, 2013

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